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                                                                    EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM T-1
                                   ----------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

          Check if an application to determine eligibility of a trustee pursuant to section 305(b)(2) [ ]

                                   ----------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

               GEORGIA                                  58-0466330
   (Jurisdiction of incorporation or        (I.R.S. Employer Identification No.)
organization if not a U.S. national bank)

                              303 PEACHTREE STREET
                                    SUITE 300
                             ATLANTA, GEORGIA 30303
          (Address of principal executive offices, including zip code)

                                   ----------

                               PATRICIA A. WELLING
                                 VICE PRESIDENT
                                  SUNTRUST BANK
                            CORPORATE TRUST HDQ 5310
                              919 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219
                                 (804) 782-5170
            (Name, address and telephone number of agent for service)

                                   ----------

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                          CENTERPOINT PROPERTIES TRUST
               (Exact name of obligor as specified in its charter)

            MARYLAND                                      36-3910279
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                 1808 SWIFT ROAD
                            OAK BROOK, ILLINOIS 60523
          (Address of principal executive offices, including zip code)

                                   ----------

                             SENIOR DEBT SECURITIES
                         (Title of indenture securities)

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1.     GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

               DEPARTMENT OF BANKING AND FINANCE,
               STATE OF GEORGIA
               ATLANTA, GEORGIA

               FEDERAL RESERVE BANK OF ATLANTA
               104 MARIETTA STREET, N.W.
               ATLANTA, GEORGIA

               FEDERAL DEPOSIT INSURANCE CORPORATION
               WASHINGTON, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

               YES.

2.     AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

               NONE.

3-12. NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b) BELOW, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.    DEFAULTS BY THE OBLIGOR.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

               THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are

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             outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

               THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15. NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b) ABOVE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.    LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

          (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

          (2) A copy of the certificate of authority of the trustee to commence business (Included in Exhibit 1 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

          (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1, Registration No. 333-62338 filed June 12, 2001 by Rock-Tenn Company).

          (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-82717 filed by ONEOK, Inc.).

          (5)  Not applicable.

          (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

          (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2003.

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          (8)  Not applicable.

          (9)  Not applicable.


                                    SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 12th day of March, 2004.


                                           SUNTRUST BANK

                                           By:  /s/ Patricia A. Welling
                                              ----------------------------
                                                    Patricia A. Welling
                                                    Vice President

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                              EXHIBIT 1 TO FORM T-1


                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


              (Incorporated by reference to Exhibit 1 to Form T-1,
                Registration No. 333-82717 filed by ONEOK, Inc.)

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                              EXHIBIT 2 TO FORM T-1


                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


              (Incorporated by reference to Exhibit 1 to Form T-1,
                Registration No. 333-82717 filed by ONEOK, Inc.)

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                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


              (Incorporated by reference to Exhibit 3 to Form T-1, Registration No. 333-62338 filed June 12, 2001 by Rock-Tenn Company)

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                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


              (Incorporated by reference to Exhibit 4 to Form T-1,
                Registration No. 333-82717 filed by ONEOK, Inc.)

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                              EXHIBIT 5 TO FORM T-1


                    (Intentionally Omitted. Not Applicable.)

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                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

       Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Senior Debt Securities of CenterPoint Properties Trust, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                           SUNTRUST BANK

March 12, 2004                             By:  /s/ Patricia A. Welling
                                              ----------------------------
                                                    Patricia A. Welling
                                                    Vice President

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                              EXHIBIT 7 TO FORM T-1


                               REPORT OF CONDITION
                                   (ATTACHED)

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SUNTRUST BANK
Legal Title of Bank

ATLANTA
City

GA                            30308
State                         Zip Code

FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                         Dollar Amounts in Thousands   RCFD   Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                          0081          4,160,723  1.a
    b. Interest-bearing balances (2)                                                                   0071             22,250  1.b
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                      1754                  0  2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                                    1773         23,084,151  2.b
3.  Federal funds sold and securities purchased under agreements to resell:                            RCON
    a. Federal funds sold in domestic offices                                                          B987            545,975  3.a
                                                                                                       RCFD
    b. Securities purchased under agreements to resell (3)                                             B989          3,399,256  3.b
4.  Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                                  5369          5,552,060  4.a
    b. Loans and leases, net of unearned income                                        B528 80,886,025                          4.b
    c. LESS: Allowance for loan and lease losses                                       3123    934,842                          4.c
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)                     B529         79,951,183  4.d
5.  Trading assets (from Schedule RC-D)                                                                3545          1,366,262  5
6.  Premises and fixed assets (including capitalized leases)                                           2145          1,350,698  6
7.  Other real estate owned (from Schedule RC-M)                                                       2150             23,553  7
8.  Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                               2130                  0  8
9.  Customers' liability to this bank on acceptances outstanding                                       2155             63,014  9
10. Intangible assets:
    a. Goodwill                                                                                        3163            883,189  10.a
    b. Other intangible assets (from Schedule RC-M)                                                    0426            631,929  10.b
11. Other assets (from Schedule RC-F)                                                                  2160          3,419,324  11
12. Total assets (sum of items 1 through 11)                                                           2170        124,453,567  12

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(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

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SUNTRUST BANK
Legal Title of Bank

FDIC Certificate Number - 00867

SCHEDULE RC--CONTINUED

                                                                           Dollar Amounts in Thousands        Bil Mil Thou
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
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from                                      RCON
       Schedule RC-E, part I)                                                                          2200     76,470,435  13.a
       (1) Noninterest-bearing(1)                                                      6631 11,123,455                      13.a.1
       (2) Interest-bearing                                                            6636 65,346,980                      13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   RCFN
       (from Schedule RC-E, part II)                                                                   2200      5,098,488  13.b
       (1) Noninterest-bearing (1)                                                     6631          0                      13.b.1
       (2) Interest-bearing                                                            6636  5,098,488                      13.b.2
14. Federal funds purchased and securities and sold under agreements to
    repurchase:                                                                                        RCON
    a. Federal funds purchased in domestic offices (2)                                                 B993      4,468,779  14.a
                                                                                                       RCFD
    b. Securities sold under agreements to repurchase (3)                                              B995      8,393,215  14.b
15. Trading liabilities (from Schedule RC-D)                                                           3548      1,043,622  15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M)                                                     3190     13,508,694  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                           2920         63,014  18
19. Subordinated notes and debentures (4)                                                              3200      2,150,286  19
20. Other liabilities (from Schedule RC-G)                                                             2930      2,386,963  20
21. Total liabilities (sum of items 13 through 20)                                                     2948    113,583,496  21
22. Minority interest in consolidated subsidiaries                                                     3000      1,013,515  22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                      3838              0  23
24. Common stock                                                                                       3230         21,600  24
25. Surplus (exclude all surplus related to preferred stock)                                           3839      3,178,465  25
26. a. Retained earnings                                                                               3632      5,734,769  26.a
    b. Accumulated other comprehensive income (5)                                                      B530        921,722  26.b
27. Other equity capital components (6)                                                                A130              0  27
28. Total equity capital (sum of items 23 through 27)                                                  3210      9,856,556  28
29. Total liabilities, minority interest, and equity capital (sum of
    items 21, 22, and 28)                                                                              3300    124,453,567  29

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                       RCFD       NUMBER
                                                                                                       -------------------
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of
    any date during 2002                                                                               6724            N/A  M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

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(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

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                              EXHIBIT 8 TO FORM T-1


                    (Intentionally Omitted. Not Applicable.)

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                              EXHIBIT 9 TO FORM T-1


                    (Intentionally Omitted. Not Applicable.)